UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 5, 2005

HERBALIFE LTD.

(Exact name of registrant as specified in its charter)

Cayman Islands (State or other jurisdiction of incorporation)	1-32381 (Commission File Number)	98-0377871 (I.R.S. Employer Identification Number)

PO Box 309 GT, Ugland House
South Church Street, Grand Cayman
Cayman Islands
(Address of principal executive offices)

Registrant’s telephone number, including area code:    c/o (310) 410-9600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On July 5, 2005 Leslie Stanford, a member of Class I of the Board of Directors of Herbalife Ltd. (the “Company”), communicated to the Company her decision not to stand for re-election when the current term of the class of Directors of which she is a member expires at the Company’s upcoming 2005 Annual General Meeting of Shareholders. The Company’s Nominating and Corporate Governance Committee will be meeting in the near future to consider the slate of nominees for election to Class I of the Board of Directors in connection with the 2005 Annual General Meeting of Shareholders, including a nominee to fill the position currently held by Ms. Stanford.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 7, 2005

HERBALIFE LTD.
By:	/s/ BRETT R. CHAPMAN
Brett R. Chapman
General Counsel